l<AKMUlJT A(jKEEMENT

Acuerdo de Desarrollo

Buyer / Comprador:

SIDNEY BRISTOW FOWLDS, CEO PARAFIN CORPORATION

Passport: Issued By: Issued Date: Expiring Date:

JQ279162 Canada 14-D('c-2006 14-Dec-2011

I, RICHARD TORRES UTRIA, as specially appointed representative ("Agent") on-behalf-of META PETROLEUM L TO, hereby confirm that;

WHEREAS, the Agent has drilling and production rights to a Hydrocarbon concession beloging to MET A PETROLEUM L TD in the Republic of Columbia consisting of approximately 7,000 hectares and;

WHEREAS, The Agent has under the said Leases or option sufficient lands (Leases) to drill an anticipated twenty seven (27) offset lwells, and;

WHEREAS, ParaFin Corporation acknowledges the receipt of the Geological and geophysical report and business plan describing the said Leases, and;

WHEREAS, ParaFin Corporation desires to earn a 50% interest in the the Concession;

NOW THEREFORE the Parties agree as follows:

1. ParaFin Corporation shall pay 100% of all costs associated with the drilling, completing and equipping of the next four wells to be drilled on the Concession, and;

2. Revenue from the first 4 wells currently in production shall be paid 100% to the Agent until said four (4) additional wells have been drilled, completed (or abandoned); and;

FARMOUT AGREEMENT (Acuerdo de Desarrollo)

Fidecomiso:

RICHARD TORRES UTRIA, Abogado Pasaporte: # CC 73266657

Emisor: Republica de Colombia Emitido: BarranquilIa, Colombia

Yo, RICHARD TORRES UTRIA, en mi calidad de apoderado especial para este negocio de como el representante legal y como el ("Apoderado") representando a META PETROLEUM L TO, confirmo que;

Por El Cual; el Apoderado tiene los derechos de taladrar y de la producci6n en la concesi6n de Hidrocarburo que pertenece a META Pf:TROLEUM LTD en la Republica de Colombia cual consiste de aproximadamente 7,000 hectarea, y;

Por El Cual; el Apoderado tiene bajo estos derechos de explotaci6n suficientes derechos para explorar otros (27) veinte-siete posos, y;

Por El Cual; Parafin Corporation reconoce ver recibido los reportes Geol6gicos y Geofisicos ademas del plan de negocio conteniendo la descripci6n de tales Concesiones, y;

Por El Cual; Parafin Corporation desea ganar con su trabajo el 50% participaci6n de tales Concesiones.

AHORA POR LO TANTO las Partes estan de acuerdo como sigue:

1. Parafin Corporation pagara el 100% de todos los costos asociados con taladrar, completar y con el equipo necesario por los pr6ximos (4) cuatros posos de las Concesiones, y;

2. Las ganancias de los primeros (4) cuatro posos actualmente en producci6n sera 100% pagado al Apoderado hasta que los siguientes (4) cuatro posos adicionales hallan sido taladrado,

completado (0 abandonado~ ~

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AKMUlJT AliKEEMENT

Acuerdo de Desarrollo

3. After the said four (4) additional wells have been drilled, completed (or abandoned), ParaFin Corporation shall have earned the following:

a) A 50% working interest in the Block which interest shall immediately be assigned by the Parties to ParaFin Corporation, and;

After earning 50% working interest in the wells as described above, ParaFin Corporation and the Parties shall each pay 50% of all development and operations costs with respect to the Concession performed pursuant to a Joint Operating Agreement ("JOA") based upon the International Joint Operating Agreement promulgated by the Association of International Petroleum Negotiators to be executed by the Parties which shall provide that:

a.	The Agent shall be the operator of

the said Work Program under the terms of a standard Joint Operating Agreement signed prior to the first well being drilled, and;

b. The Operator shall consult with ParaFin Corporation from time to time regarding further development on the Block, and;

c.	ParaFin Corporation shall have an

additional 50% participation from the Production Enhancement of any wells which were not originally drilled by ParaFin Corporation. La participation shall be from any increased production amount.

SIDNEY BRISTOW FOWLDS, CEO O/B/O Parafin Corporation

Date: ~ - of - .JC?~ 1

l

FARMOUT AGREEMENT (Acuerdo de Desarrollo)

3. depuse de que los (4) cuatro posos adicionales sean taladrado, completado (0 abandonado), Para fin Corporation habra ganado por su trabajo 10 siguiente:

a). El 50% de interes 0 participacion por su trabajo y se Ie asignara inmediatamente a Parafin Corporation tal Bloque de la Concesion, y;

Despues de ver ganado por su trabajo el 50% de los posos y Concesion descrita arriba, Parafin Corporation las Partes cada uno pagara el 50% de todo el costo por desarrollo y la operacion con respecto a la Concesion segUn este acuerdo de operaciones juntas ("Joint Operating Agreement", JOA) basado en los reglamentos y promulgacion de la Association of International Petroleum Negorwors cual se fmnara por los Partes y cual proveera que:

a. El Apoderado sera el operador de tal Programa de Trabajo segUn los terminos Standard del ("Joint Operating Agreement" cual debe ser firmado antes de que cualquier po so sea taladreado, y;

b. El Operador consultara con Parafin Corporation de tiempo en tiempo en respecto expansion del desarollo del Bloque de las Concesiones, y;

c. Que Parafin Corporation tendra una participacion adicional del 50% de todo los otros posos cual la Produccion de tales se halla mejorada por Parafin Corporation. La participacion sera sobre la mejoria de la produccion.

ICHARD TORRES UTRIA, Abogado y Apoderado.

Fecha: 3f)... f)t.(.. z,CXJ}

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